Exhibit 21

NEWMONT MINING CORPORATION AND SUBSIDIARIES

As of February 20, 2014

Name	Incorporation	Ownership
Newmont Mining Corporation	Delaware, USA
Dafrico (Overseas) Ltd	Cyprus	100%
Moydow Limited	Ghana	100%
Newmont LaSource SAS	France	17%
Euronimba Ltd	Jersey	43.5%
Euronimba Liberia Limited	Liberia	100%
Euronimba UK Limited	United Kingdom	100%
Societe des Mines de Fer de Guinee	Guinea	95%
Newmont Ghana Gold Limited	Ghana	100%
Newmont Golden Ridge Limited	Ghana	100%
Societe Miniere de Sabodala	Senegal	50.6%
N.I. Limited	Bermuda	100%
Newmont Australia Holdings Pty Ltd	Victoria, Australia	100%
Newmont Australia Pty Ltd	Western, Australia	100%
Newmont AP Power Pty Ltd	Western Australia	100%
Newmont Capital Pty Ltd	New South Wales, Australia	100%
Newmont Landco Pty Ltd	Western Australia	100%
Newmont Boddington Pty Ltd	South Australia	100%
Newmont Boddington Gold Pty Ltd	Western Australia	100%
Kalgoorlie Lake View Pty Ltd	Victoria, Australia	100%
Kalgoorlie Consolidated Gold Mines Pty Ltd	Western Australia	50%
North Kalgurli Mines Pty Ltd	Western Australia	100%
Newmont Yandal Operations Pty Ltd	Victoria, Australia	100%
Eagle Mining Pty Ltd	Western Australia	100%
Australian Metals Corporation Pty Ltd	Western Australia	100%
Hunter Resources Pty Ltd	Queensland, Australia	100%
Newmont Wiluna Gold Pty Ltd	Queensland, Australia	100%
Newmont Mining Finance Pty Ltd	Australian Capital Territory	100%
Newmont Mining Holdings Pty Ltd	South Australia	100%
Newmont Exploration Pty Ltd	Victoria, Australia	100%
Newmont Gold Pty Ltd	Western Australia	100%
GMK Investments Pty Ltd	South Australia	100%
Newmont Power Pty Ltd	Western, Australia	100%
NP Kalgoorlie Pty Ltd	Western, Australia	100%
Goldfields Power Pty Ltd	Western Australia	50%
Newmont Gold Marketing & Finance Pty Ltd	Western, Australia	100%
Australian Gold Alliance Pty Ltd	Western, Australia	100%
Newmont NGL Holdings Pty Ltd	Northern Territory, Australia	100%
Newmont Boddington Holdings Pty Ltd	Western, Australia	100%
Newmont Boddington Investments Pty Ltd	Western, Australia	100%
Newmont Kaltails Pty Ltd	Victoria, Australia	100%
Newmont Pajingo Pty Ltd	Western Australia	100%
Newmont Tanami Pty Ltd	Western, Australia	57.39%
Otter Gold Mines Pty Ltd	Victoria, Australia	100%
Otter Gold Pty Ltd	New South Wales, Australia	100%
Wirralie Gold Mines Pty Ltd	Queensland, Australia	100%
Newmont Pacific Energy Pty Ltd	Western Australia	100%
Newmont International Exploration Pty Ltd	Western, Australia	100%
Newmont Asia Pty Ltd	Western, Australia	100%
Kepala Burung Offshore Pty Ltd	Victoria, Australia	36.11%
Newmont Mining Services Pty Ltd	Western, Australia	100%
Newmont Australia Superannuation Plan Pty Ltd	South Australia	100%
Newmont Tanami Pty Ltd	South Australia	42.61%
Newmont Woodcutters Pty Ltd	New South Wales, Australia	100%

Name	Incorporation	Ownership
Newmont Capital Limited	Nevada, USA	88.65%
Fronteer Development (USA) Inc.	Delaware, USA	89%
Fronteer Development LLC	Delaware, USA	100%
Fronteer Royalty LLC	Delaware, USA	100%
Nevada Eagle Resources LLC	Nevada, USA	100%
Newmont USA Limited	Delaware, USA	100%
Battle Mountain Resources Inc.	Nevada, USA	100%
Dawn Mining Company LLC	Delaware, USA	51%
Elko Land and Livestock Company	Nevada, USA	100%
ELLC Grazing Membership LLC	Nevada, USA	100%
Empresa Minera Maria SRL	Bolivia	75.4266%
Hospah Coal Company	Delaware, USA	100%
Idarado Mining Company	Delaware, USA	80.2%
Idarado Legacy, LLC	Colorado, USA	80%
Minera BMG	Nevada, USA	100%
Minera Choluteca S.A. de C.V.	Honduras	50%
Minera El Bermejal S. de R.L. de C.V.	Mexico	44%
Minera Newmont (Chile) Limitada	Chile	99.24%
Minera Penmont S. de R.L. de C.V.	Mexico	44%
Newmont (Uzbekistan) Limited	Cyprus	60%
Newmont Australia Investment Limited	Delaware, USA	100%
Newmont Bolivia Limited	Nevada, USA	100%
Newmont Canada Corporation	Nova Scotia	11.7577%
PT Newmont Minahasa Raya	Indonesia	80%
Silidor Mines Inc.	Quebec	100%
Newmont de Mexico, S.A. de C.V.	Mexico	99%
Newmont Global Employment Limited Partnership	Bermuda	99%
Newmont Gold Company	Delaware, USA	100%
Newmont GTR LLC	Nevada, USA	100%
Newmont Indonesia Investment Limited	Delaware, USA	100%
Newmont Indonesia Limited	Delaware, USA	100%
Newmont Nusa Tenggara Holdings B.V.	Netherlands	100%
Nusa Tenggara Partnership (VOF)	Netherlands	56.25%
Nusa Tenggara Partnership B.V.	Netherlands	100%
PT Newmont Nusa Tenggara	Indonesia	56%
PT Bhinneka Investama Indonesia	Indonesia	27.56%
PT Investama Utama Indonesia	Indonesia	51%
PT Investama Utama Indonesia	Indonesia	27.56%
Newmont International Services Limited	Delaware, USA	100%
Newmont Global Employment Limited Partnership	Bermuda	1%
PT Newmont Pacific Nusantara	Indonesia	1%
Newmont Kazakhstan Gold Limited	Delaware, USA	100%
Newmont Latin America Limited	Delaware, USA	100%
Minera Los Tapados S.A.	Peru	.0144%
Minera Newmont (Chile) Limitada	Chile	.76%
Newmont de Mexico S.A. de C.V.	Mexico	1%
Newmont McCoy Cove Limited	Nevada, USA	100%
Newmont Nevada Energy Investment LLC	Delaware, USA	100%
Newmont North America Exploration Limited	Delaware, USA	100%
Newmont Nova Scotia ULC	Nova Scotia	100%
Newmont Overseas Exploration Limited	Delaware, USA	100%
PT Newmont Pacific Nusantara	Indonesia	99%
Suriname Gold Company, LLC	Delaware, USA	80%
Newmont Peru Limited	Delaware, USA	100%
Minera Los Tapados S.A.	Peru	99.9856%
Newmont Investment Holdings LLC	Delaware, USA	100%

Name	Incorporation	Ownership
Newmont Peru S.R.L.	Peru	.00026%
Newmont Peru S.R.L.	Peru	99.99974%
Minera Chaupiloma Dos de Cajamarca S.R.L.	Peru	40%
Minera Ninobamba S.R.L.	Peru	60%
Newmont Realty Company	Delaware, USA	100%
Newmont Second Capital Corporation	Delaware, USA	100%
Minera Yanacocha S.R.L.	Peru	51.35%
Newmont Mines Limited	Delaware, USA	100%
Newmont Technologies Limited	Nevada, USA	100%
New Verde Mines LLC	Delaware, USA	100%
Resurrection Mining Company	Delaware, USA	100%
San Juan Basin Coal Holding Company	Delaware, USA	100%
Santa Fe Pacific Gold Corporation	Delaware, USA	100%
Waihi Gold Company Limited	New Zealand	14.3%
Pittston Nevada Gold Company, Ltd.	Nevada, USA	96.3473%
Newmont FH B.V.	Netherlands	100%
Newmont Canada Holdings ULC	British Columbia	100%
Fronteer Development (USA) Inc.	Delaware, USA	11%
West Pequop LLC	Nevada, USA	49%
Pequop Exploration LLC	Nevada, USA	100%
Hope Bay Mining Ltd.	British Columbia	99.9999%
Newmont Holdings ULC	Nova Scotia	1%
Newmont Holdings ULC	Nova Scotia	99%
Minera La Zanja S.R.L.	Peru	47%
Newmont Canada FN Holdings ULC	British Columbia	100%
Newmont Canada Corporation	Nova Scotia	88.2423%
Newmont Northern Mining ULC	British Columbia	100%
Miramar Northern Mining Ltd.	British Columbia	100%
Con Exploration Ltd.	British Columbia	100%
Hope Bay Mining Ltd.	British Columbia	0.0001%
Miramar HBG Inc.	Quebec	100%
Vol Mines Limited	British Columbia	67%
Newmont Mining B.C. ULC	British Columbia	100%
Newmont Capital Limited	Nevada, USA	11.35%
Miramar Gold Corporation	Nevada, USA	100%
Orcana Resources Inc.	Nevada, USA	100%
Talapoosa Mining Inc.	Nevada, USA	100%
NeXtech Drilling Ltd.	Alberta, Canada	50%
Newmont Mining Corporation of Canada Limited	British Columbia	100%
Newmont NE Holdings Subco Limited	British Columbia	100%
Newmont LaSource SAS	France	16.70%
Newmont Mineral Holdings B.V.	Netherlands	100%
European Gold Refineries Holding SA	Switzerland	60.64%
Valcambi SA	Switzerland	100%
Newmont Ventures Limited	Delaware, USA	100%
Newmont (Guyana) Incorporated	Guyana	100%
Newmont Services U.K. Limited	United Kingdom	100%
NVL (Guinee) SARL	Guinea	100%
NVL (USA) Limited	Delaware, USA	100%
NVL Argentina S.R.L.	Argentina	5%
NVL Argentina S.R.L.	Argentina	95%
NVL Burkina Faso SARL	Burkina Faso	100%
NVL Caucasus Limited LLC	Armenia	100%
NVL Cote D’Ivoire SARL	Ivory Coast	100%
NVL Haiti Limited S.A.	Haiti	100%
NVL PNG Limited	Papua New Guinea	100%
NVL Saramacca Mining LLC	Delaware, USA	100%
NVL Solomon Islands Limited	Solomon Islands	100%

Name	Incorporation	Ownership
Saddleback Investments Pty Ltd	Australia	100%
Suriname Gold Company, LLC	Delaware, USA	20%
Newmont Waihi Gold Limited	New Zealand	100%
Waihi Gold Company Limited	New Zealand	86%
Newmont (Uzbekistan) Limited	Cyprus	40%
Normandy Overseas Holding Company Sdn Bhd	Malaysia	100%
Normandy Company (Malaysia) Sdn Bhd	Malaysia	100%
Newmont International Group BV	Netherlands	100%
Newmont LaSource SAS	France	66.3748%
Pittston Nevada Gold Company, Ltd.	Nevada, USA	3.6527%

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